SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2006
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)	56538-0496 (Zip Code)
Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
                  (1) On April 9, 2006 the Compensation Committee of the Board of Directors of Otter Tail Corporation (the “Company”) approved compensation for Directors. Following are the retainer and meeting fees as approved:

Retainer — Chairman of the Board	$66,000
Retainer — Director	$30,000
Retainer — Committee Chair	$7,000
Board Meeting Fee (per meeting)	$1,500
In addition, each Director was awarded a restricted stock grant under the 1999 Stock Incentive Plan of 2,200 common shares that vests over four years. The form of Restricted Stock Award Agreement for Directors is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
                  Directors receive an actual expense or a $100 travel allowance if they are required to furnish their own transportation to Board or Committee meetings outside their city of residence.
                  Directors may elect to receive their compensation (other than expense reimbursements) in the form of cash, common shares or a combination. Directors may elect to defer the receipt of all or part of their cash compensation pursuant to the Otter Tail Corporation Deferred Compensation Plan for Directors. The deferral may be in the form of cash or stock units. Cash deferrals receive interest at a rate equal to 1% over the prime commercial rate of U.S. Bank National Association. Deferrals in the form of stock units are credited quarterly with dividend equivalents equal to the dividend rate on Otter Tail Corporation’s common shares and the deferred amount is paid out in common shares. The Deferred Compensation Plan for Directors, As Amended, was filed as Exhibit 10-N-1 to the Company’s Form 10-K for the year ended December 31, 2002 and is incorporated herein by reference.
                  (2) On April 9, 2006 the Compensation Committee of the Board of Directors of the Company granted performance-based stock incentive awards to the Company’s executive officers under the 1999 Stock Incentive Plan. Under these awards, the Company’s executive officers could earn up to an aggregate of 88,050 common shares based on the Company’s total shareholder return relative to the total shareholder return of the companies that comprise the Edison Electric Institute Index over the performance period of January 1, 2006 through December 31, 2008. The target share award by executive officer is as follows: John Erickson, 22,800 shares; Lauris Molbert, 17,800 shares; Kevin Moug, 10,700 shares and George Koeck, 7,400 shares. Actual payment may range from zero to 150 percent of the target amount. The executive officers have no voting or dividend rights related to these shares until the shares, if any, are issued at the end of the performance period. The form of 2006 Performance Award Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
                  (3) On April 9, 2006, the Compensation Committee of the Board of Directors of the Company granted restricted stock units to certain employees, including 4,300 restricted stock units to one of the Company’s executive officers, Chuck MacFarlane, payable in common shares upon vesting on April 8, 2010.

                  (4) On April 9, 2006 the Compensation Committee of the Company’s Board of Directors approved performance targets for 2006 under the terms of the Otter Tail Corporation Executive Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan provides incentives to executive officers if the Company achieves certain performance targets. The Compensation Committee of the Board of Directors is responsible for setting performance targets under the Incentive Plan near the end of the first quarter each year and establishing total target payout percentages for each of the executive officers. For 2006 the performance targets are as follows:
1.	Corporate Earnings per Share. Each executive officer receives 33 1/3 percent of the total target payout if the Company achieves the targeted earnings per share. Each executive officer receives 8 1/3 percent of the total target payout if the Company achieves the minimum performance level, and additional increments for performance above the target.

2.	Corporate Return on Equity. Each executive officer receives 33 1/3 percent of the total target payout if the Company achieves the targeted return on equity. Each executive officer receives 8 1/3 percent of the total target payout if the Company achieves the minimum performance level, and additional increments for performance above the target.

3.	Cash Flow from Operations. Each executive officer receives 33 1/3 percent of the total target payout if the Company achieves the targeted cash flow from operations. Each executive officer receives 8 1/3 percent of the total target payout if the Company achieves the minimum performance level and additional increments for performance above the target.
                  The Compensation Committee has discretion over treatment of extraordinary gains, write-offs, or other events in determining the amount of incentive bonus to be paid. The Incentive Plan was filed as Exhibit 10.2 to the Company’s Form 8-K dated April 15, 2005 and is incorporated herein by reference.
                  (5) On April 10, 2006, the Company’s shareholders approved an amendment to the 1999 Employee Stock Purchase Plan (the “Purchase Plan”) increasing the number of common shares available under the Purchase Plan from 400,000 common shares to 900,000 common shares. The 1999 Employee Stock Purchase Plan, As Amended (2006), is filed as Exhibit 10.3 hereto and is incorporated herein by reference.
                  (6) On April 10, 2006, the Company’s shareholders approved amendments to the 1999 Stock Incentive Plan (the “Incentive Plan”):
(i)	increasing the number of common shares available under the Incentive Plan from 2,600,000 common shares to 3,600,000 common shares;

(ii)	extending the term of the Incentive Plan from December 13, 2008 to December 13, 2013;

(iii)	deleting the provision of the Incentive Plan that permitted the Company to grant reload options;

(iv)	adding a provision to the Incentive Plan that prohibits repricing of options without shareholder approval; and

(v)	adding a provision to the Incentive Plan limiting the term of any stock option to 10 years from the date of grant.
                  The 1999 Stock Incentive Plan, As Amended (2006), is filed as Exhibit 10.4 hereto and is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 10, 2006, Mr. Thomas M. Brown and Mr. Robert N. Spolum retired from the Board of Directors at the time of the 2006 Annual Meeting of Shareholders in accordance with Board policies.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

10.1	Form of Restricted Stock Award Agreement for Directors
10.2	Form of 2006 Performance Award Agreement
10.3	1999 Employee Stock Purchase Plan, As Amended (2006)
10.4	1999 Stock Incentive Plan, As Amended (2006)
Signature
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 13, 2006	OTTER TAIL CORPORATION
By /s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

Exhibit Index

10.1	Form of Restricted Stock Award Agreement for Directors
10.2	Form of 2006 Performance Award Agreement
10.3	1999 Employee Stock Purchase Plan, As Amended (2006)
10.4	1999 Stock Incentive Plan, As Amended (2006)

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